14.88 Reporting Segment Realignment April 2025 Exhibit 99.1

Cautionary note regarding forward-looking statements Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans, objectives and share repurchases may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors, the occurrence of which are outside JLL's control which may cause JLL's actual results, performance, achievements, plans, and objectives to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated in forward- looking statements, and risks to JLL's business in general, please refer to those factors discussed under "Risk Factors," “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in JLL's Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation, and except to the extent required by applicable securities laws, JLL expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in expectations or results, new information, developments, any change in events. 2 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically or otherwise howsoever, including without limitation photocopying and recording on magnetic tape or included in any information store and/or retrieval system without prior written permission of Jones Lang LaSalle IP, Inc.

3 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved. Aligning real estate management activities globally Delivering client outcomes by unifying shared capabilities • As announced in September 2024, we are bringing together all building management groups under one segment to: • capitalize on synergies across platform operations; • drive further innovation; and • improve client experience. • On January 1, 2025, Property Management shifted to join our Work Dynamics business and form the Real Estate Management Services segment. • With the realignment of Property Management, Markets Advisory became Leasing Advisory. • Concurrently, Capital Markets was renamed Capital Markets Services, LaSalle was renamed Investment Management and JLL Technologies was renamed Software and Technology Solutions. New Reporting Segments: •Real Estate Management Services •Leasing Advisory •Capital Markets Services •Investment Management •Software and Technology Solutions No change to previously reported consolidated financial results or segment financial results for the Capital Markets Services, Investment Management, and Software and Technology Solutions segments. JLL will report financial results using the new segment structure beginning in the first quarter of 2025.

Real Estate Management Services Workplace Management Project Management Property Management Portfolio Services and Other Leasing Advisory Leasing Advisory, Consulting & Other Capital Markets Services Investment Sales, Debt/Equity Advisory and Other Value and Risk Advisory Loan Servicing Investment Management Software and Technology Solutions Markets Advisory Leasing Property Management Advisory, Consulting & Other Capital Markets Investment Sales, Debt/Equity Advisory and Other Value and Risk Advisory Loan Servicing Work Dynamics Workplace Management Project Management Portfolio Services and Other JLL Technologies LaSalle Mapping to new reporting segments 4 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved. New—effective January 1, 2025Previous

8% 21% 39% 34% -2% $1,186 Revenue by Segment(1),(2) 77% 11% 9% 2% 1% Leasing Advisory 5 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved. Resilient revenue and earnings base Our global platform and diverse offerings service the full spectrum of our clients' real estate needs Adjusted EBITDA by Segment $23,433 FY 2024 Results ($M) Real Estate Management Services Capital Markets Services Software and Technology Solutions Investment Management Leasing Advisory Capital Markets Services Real Estate Management Services Investment Management Software and Technology Solutions (1) Revenue includes $15,391 million of Gross contract costs (“GCC”); the Real Estate Management Services segment represents 99% of total GCC. (2) Included as a reduction to Revenue is Net non-cash MSR and mortgage banking derivative activity of $18 million for the year ended December 31, 2024 within Capital Markets Services.

Summary of Business Segments

70% 17% 10% 3% Real Estate Management Services $17,993 million of Revenue, $399 million of Adjusted EBITDA (FY 2024) 7 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved. Share of FY 2024 Segment Revenue(1) Workplace Management Q4’24 s.f. Managed by Asset Class(2) Other 21% Office 38% Industrial 23% Retail 8% Real Estate Management Services Data Centers / Critical Environments 10% Workplace Management Project Management Property Management Portfolio Services and Other 5.3 billion s.f. Real estate managed across our occupier and investor clients (2),(3) 5+ Years Average client relationship (2),(3) (1) Gross contract costs (“GCC”) represent certain costs associated with client-dedicated employees and third-party vendors and subcontractors and are directly or indirectly reimbursed through the fees we receive. Within Real Estate Management Services, in addition to Workplace Management, the remaining share of segment GCC relates to Project Management (14%), Property Management (8%) and Portfolio Services and Other (2%). (2) Estimated based on the best available company data as of or for the year ended December 31, 2024. (3) Applies to Workplace Management and Property Management. Revenue for Real Estate Management Services included $15,266 million of Gross contract costs in FY 2024, 76% of which related to Workplace Management (1)

Leasing Advisory

$2,706 million of Revenue, $465 million of Adjusted EBITDA (FY 2024)


Agency leasing
Development advisory
Leasing
Advisory and Consulting
Leasing Advisory
Tenant representation
Location advisory


Advisory, Consulting and Other
4%
Share of FY 2024 Segment Revenue(1)
Leasing
96%


Mixed Use / Other
5%
Retail
7%
Leasing FY 2024 Revenue By Asset Class(2)
Industrial
26%
Office
62%

~18,300
Agency leasing transactions[2]

~23,000
Tenant representation transactions[2]

(1) Revenue includes $33 million of Gross contract costs ("GCC"), which represent certain costs associated with client-dedicated employees and third-party vendors and subcontractors and are directly or indirectly reimbursed through the fees we receive. Within Leasing Advisory, the share of segment GCC relates to Leasing (62%) and Advisory, Consulting and Other (38%).
(2) Estimated based on the best available company data as of or for the year ended December 31, 2024.

8 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved.

JLL

74% 18% 8% 9 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved. Capital Markets Services $2,040 million of Revenue, $244 million of Adjusted EBITDA (FY 2024) Loan Servicing Investment Sales, Debt/Equity Advisory and Other FY 2024 Revenue by Asset Class(3) Investment Sales, Debt/Equity Advisory and Other(2) Value and Risk Advisory Industrial 19%Office 14% Residential 30% Retail 11% Mixed Use / Other 17% Hotels 9% Capital Markets Services Provided capital markets services for $186 billion of client transactions (3) (1) Revenue includes $49 million of Gross contract costs (“GCC”), which represent certain costs associated with client-dedicated employees and third-party vendors and subcontractors and are directly or indirectly reimbursed through the fees we receive. Within Capital Markets Services, the share of segment GCC relates to Investment Sales, Debt/Equity Advisory and Other (73%) and Value and Risk Advisory (27%). (2) Included as a reduction to Revenue is Net non-cash MSR and mortgage banking derivative activity of $18 million within Investment Sales Debt/Equity Advisory and Other. (3) Estimated based on the best available company data as of or for the year ended December 31, 2024. Share of FY 2024 Segment Revenue(1),(2)

10 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved. Investment Management $468 million of Revenue, $100 million of Adjusted EBITDA (FY 2024) Incentive Fees 13% Transaction Fees and Other 7% Advisory Fees 80% Office 25% Industrial 22% Other 10% Retail 9% Multifamily 18% Q4’24 AUM By Asset Class(2),(3) Investment Management Uncalled Committed Capital + Cash 16% $89B Assets under management (AUM) (2) $30B Capital commitments raised since 2020 (3) (1) Revenue includes $37 million of Gross contract costs (“GCC”) , which represent certain costs associated with client-dedicated employees and third-party vendors and subcontractors and are directly or indirectly reimbursed through the fees we receive. (2) AUM as of December 31, 2024, reported on a one quarter lag. (3) Estimated based on the best available company data as of December 31, 2024. Share of FY 2024 Segment Revenue(1)

11 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved. Software and Technology Solutions $226 million of Revenue, Adjusted EBITDA loss of $22 million (FY 2024) Software and Technology Solutions • Technology Solutions include program and project management, implementation and support, managed services, and advisory/consulting services • Our cloud-based software products enable higher-quality insight and decision-making through improved data and analytics, to enhance financial and/or operating performance for both investor and occupier clients. Examples include: • Building Engines, a comprehensive system that unites the technology and applications used to manage a building • Corrigo, a product that enables facility managers to efficiently manage work orders, repairs/maintenance, and automate tasks • JLL Spark – Investments in Proptech • Launched Spark Global Ventures Fund in 2018 • Invested in more than 55 proptech startups • Focused on future of work, smart buildings & sustainability Software and Technology Solutions

Financial Appendix Available in excel format at ir.jll.com

Reconciliation of net income attributable to common shareholders to Adjusted EBITDA Twelve Months Ended Dec 31 ($M) 2024 2023 Net income attributable to common shareholders $546.8 $225.4 Interest expense, net of interest income 136.9 135.4 Income tax provision 132.5 25.7 Depreciation and amortization(1) 252.0 234.4 Restructuring and acquisition charges 23.1 100.7 Net (gain) loss on disposition -- 0.5 Net non-cash MSR and mortgage banking derivative activity 18.2 18.2 Interest on employee loans, net of forgiveness (5.9) (3.6) Equity losses – Investment Management and Software and Technology Solutions 76.4 201.7 Credit losses on convertible note investments 6.3 -- Adjusted EBITDA $1,186.3 $938.4 (1) This adjustment excludes the noncontrolling interest portion of amortization of acquisition-related intangibles which is not attributable to common shareholders. 13 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved.

Real Estate Management Services – Segment Financials

($M)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024
Real Estate Management Services										
Revenue	**3,676.4**	**3,784.5**	**3,933.4**	**4,411.9**	**$15,806.2**	**4,069.2**	**4,369.9**	**4,520.5**	**5,033.1**	**$17,992.7**
Workplace Management	2,497.2	2,553.4	2,637.1	3,018.5	10,706.2	2,871.7	3,021.1	3,164.6	3,472.3	12,529.7
Project Management	676.3	703.2	747.0	798.3	2,924.8	656.4	788.1	771.3	936.1	3,151.9
Property Management	400.2	409.9	419.2	445.8	1,675.1	429.7	436.6	452.3	476.5	1,795.1
Portfolio Services and Other	102.7	118.0	130.1	149.3	500.1	111.4	124.1	132.3	148.2	516.0
Gross contract costs	**3,107.3**	**3,175.7**	**3,297.3**	**3,674.5**	**$13,254.8**	**3,469.1**	**3,717.1**	**3,829.9**	**4,250.1**	**$15,266.2**
Workplace Management	2,314.0	2,365.2	2,442.0	2,778.6	9,899.8	2,663.1	2,793.4	2,928.0	3,209.3	11,593.8
Project Management	465.4	473.5	517.4	540.1	1,996.4	445.9	555.2	528.5	654.3	2,183.9
Property Management	273.1	278.9	280.8	290.6	1,123.4	298.5	304.4	311.2	322.2	1,236.3
Portfolio Services and Other	54.8	58.1	57.1	65.2	235.2	61.6	64.1	62.2	64.3	252.2
Platform compensation and benefits	388.0	405.6	423.1	438.9	$1,655.6	400.5	416.5	436.4	478.0	$1,731.4
Platform operating, administrative and other	142.4	133.2	135.0	151.1	561.7	128.6	146.8	159.5	159.3	594.2
Depreciation and amortization	27.5	28.2	28.0	28.9	112.6	29.0	29.2	33.0	33.1	124.3
Total segment platform operating expenses	**557.9**	**567.0**	**586.1**	**618.9**	**$2,329.9**	**558.1**	**592.5**	**628.9**	**670.4**	**$2,449.9**
Total segment operating expenses	**3,665.2**	**3,742.7**	**3,883.4**	**4,293.4**	**$15,584.7**	**4,027.2**	**4,309.6**	**4,458.8**	**4,920.5**	**$17,716.1**
Segment operating income (loss)	**11.2**	**41.8**	**50.0**	**118.5**	**$221.5**	**42.0**	**60.3**	**61.7**	**112.6**	**$276.6**
Add:										
Equity earnings (losses)	1.0	0.8	0.3	-	2.1	1.1	0.3	1.1	0.4	2.9
Depreciation and amortization(1)	26.5	27.3	27.0	27.8	108.6	28.0	28.3	32.0	32.2	120.5
Other income (expense)	-	-	-	0.2	0.2	-	-	-	-	-
Net loss (income) attributable to noncontrolling interest	(0.2)	(0.6)	(0.1)	(0.1)	(1.0)	0.3	(0.3)	(0.3)	(0.5)	(0.8)
Adjusted EBITDA	**38.5**	**69.3**	**77.2**	**146.4**	**$331.4**	**71.4**	**88.6**	**94.5**	**144.7**	**$399.2**

(1) This adjustment excludes the noncontrolling interest portion of amortization of acquisition-related intangibles which is not attributable to common shareholders

14 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved.

Leasing Advisory – Segment Financials

($M)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024
Leasing Advisory										
Revenue	**506.2**	**615.5**	**573.2**	**751.6**	**$2,446.5**	**520.4**	**642.2**	**691.5**	**851.5**	**$2,705.6**
Leasing	487.0	591.4	547.7	717.5	2,343.6	497.3	619.1	665.4	814.4	2,596.2
Advisory, Consulting and Other	19.2	24.1	25.5	34.1	102.9	23.1	23.1	26.1	37.1	109.4
Gross contract costs	**6.0**	**5.4**	**7.6**	**11.2**	**$30.2**	**6.4**	**8.3**	**9.7**	**8.9**	**$33.3**
Leasing	4.5	3.4	5.2	8.2	21.3	4.2	5.9	5.1	5.6	20.8
Advisory, Consulting and Other	1.5	2.0	2.4	3.0	8.9	2.2	2.4	4.6	3.3	12.5
Platform compensation and benefits	378.0	461.8	441.0	546.9	$1,827.7	381.8	460.7	494.9	626.2	$1,963.6
Platform operating, administrative and other	62.7	61.3	54.8	59.4	238.2	57.6	61.3	55.5	71.1	245.5
Depreciation and amortization	8.9	9.1	8.6	9.6	36.2	9.1	9.0	9.1	9.6	36.8
Total segment platform operating expenses	**449.6**	**532.2**	**504.4**	**615.9**	**$2,102.1**	**448.5**	**531.0**	**559.5**	**706.9**	**$2,245.9**
Total segment operating expenses	**455.6**	**537.6**	**512.0**	**627.1**	**$2,132.3**	**454.9**	**539.3**	**569.2**	**715.8**	**$2,279.2**
Segment operating income (loss)	**50.6**	**77.9**	**61.2**	**124.5**	**$314.2**	**65.5**	**102.9**	**122.3**	**135.7**	**$426.4**
Add:										
Equity earnings (losses)	(0.3)	(0.1)	(0.1)	(0.7)	(1.2)	-	0.1	-	(0.1)	-
Depreciation and amortization	8.9	9.1	8.6	9.6	36.2	9.1	9.0	9.1	9.6	36.8
Other income (expense)	0.3	(1.6)	1.8	1.8	2.3	0.9	0.7	1.4	1.9	4.9
Net loss (income) attributable to noncontrolling interest	(0.2)	-	(0.1)	0.1	(0.2)	-	-	-	-	-
Adjustments:										
Net loss (gain) on disposition	-	1.8	(0.9)	-	0.9	-	-	-	-	-
Interest on employee loans, net of forgiveness	(0.5)	(0.8)	(1.0)	(0.7)	(3.0)	(0.7)	(0.6)	(1.1)	(1.0)	(3.4)
Adjusted EBITDA	**58.8**	**86.3**	**69.5**	**134.6**	**$349.2**	**74.8**	**112.1**	**131.7**	**146.1**	**$464.7**

15 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved.

Capital Markets Services – Segment Financials

($M)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024
Capital Markets Services										
Revenue	**357.1**	**448.0**	**435.8**	**537.1**	**$1,778.0**	**377.6**	**457.6**	**498.8**	**706.4**	**$2,040.4**
Investment Sales, Debt/Equity Advisory and Other	240.6	319.5	310.2	391.3	1,261.6	258.7	320.3	371.8	555.4	1,506.2
Value and Risk Advisory	79.1	89.5	87.5	107.7	363.8	80.2	95.8	86.0	111.0	373.0
Loan Servicing	37.4	39.0	38.1	38.1	152.6	38.7	41.5	41.0	40.0	161.2
Gross contract costs	**9.3**	**13.1**	**11.5**	**13.6**	**$47.5**	**13.6**	**11.8**	**11.5**	**11.7**	**$48.6**
Investment Sales, Debt/Equity Advisory and Other	7.2	10.2	8.4	9.0	34.8	11.1	8.6	7.9	8.0	35.6
Value and Risk Advisory	2.1	2.9	3.1	4.6	12.7	2.5	3.2	3.6	3.7	13.0
Loan Servicing	-	-	-	-	-	-	-	-	-	-
Platform compensation and benefits	283.9	335.4	323.8	394.6	$1,337.7	287.6	341.1	365.5	497.7	$1,491.9
Platform operating, administrative and other	56.1	69.2	58.3	62.5	246.1	60.8	83.3	62.3	72.0	278.4
Depreciation and amortization	15.9	16.2	16.4	17.1	65.6	16.4	17.3	16.6	16.5	66.8
Total segment platform operating expenses	**355.9**	**420.8**	**398.5**	**474.2**	**$1,649.4**	**364.8**	**441.7**	**444.4**	**586.2**	**$1,837.1**
Total segment operating expenses	**365.2**	**433.9**	**410.0**	**487.8**	**$1,696.9**	**378.4**	**453.5**	**455.9**	**597.9**	**$1,885.7**
Segment operating income (loss)	**(8.1)**	**14.1**	**25.8**	**49.3**	**$81.1**	**(0.8)**	**4.1**	**42.9**	**108.5**	**$154.7**
Add:										
Equity earnings (losses)	0.6	4.8	0.7	0.6	6.7	0.1	0.5	0.2	1.9	2.7
Depreciation and amortization	15.9	16.2	16.4	17.1	65.6	16.4	17.3	16.6	16.5	66.8
Other income (expense)	(0.2)	0.4	1.3	1.0	2.5	0.6	0.8	1.6	1.5	4.5
Adjustments:										
Net non-cash MSR and mortgage banking derivative activity	1.8	0.6	7.1	8.7	18.2	9.0	11.8	5.1	(7.7)	18.2
Net loss (gain) on disposition	-	-	(0.4)	-	(0.4)	-	-	-	-	-
Interest on employee loans, net of forgiveness	0.7	(0.1)	(0.6)	(0.6)	(0.6)	(0.3)	(0.7)	(0.7)	(0.8)	(2.5)
Adjusted EBITDA	**10.7**	**36.0**	**50.3**	**76.1**	**$173.1**	**25.0**	**33.8**	**65.7**	**119.9**	**$244.4**

16 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved.

JLL

Investment Management – Segment Financials

($M)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024
Investment Management										
Revenue	**114.4**	**143.9**	**110.1**	**115.3**	**$483.7**	**103.4**	**102.6**	**101.3**	**160.6**	**$467.9**
Advisory Fees	100.5	103.1	102.7	99.9	406.2	92.3	93.1	92.7	95.7	373.8
Transaction Fees & Other	10.4	5.0	7.4	7.2	30.0	8.9	6.9	8.6	9.1	33.5
Incentive Fees	3.5	35.8	-	8.2	47.5	2.2	2.6	-	55.8	60.6
Gross contract costs	**7.1**	**7.5**	**7.4**	**6.9**	**$28.9**	**8.4**	**8.8**	**9.3**	**10.9**	**$37.4**
Platform compensation and benefits	68.9	84.4	63.2	72.2	288.7	61.3	59.0	59.8	88.8	268.9
Platform operating, administrative and other	15.2	17.1	14.0	16.3	62.6	12.9	20.5	18.7	17.7	69.8
Depreciation and amortization	1.3	2.3	2.2	2.3	8.1	2.0	2.0	1.9	2.6	8.5
Total segment platform operating expenses	**85.4**	**103.8**	**79.4**	**90.8**	**$359.4**	**76.2**	**81.5**	**80.4**	**109.1**	**$347.2**
Total segment operating expenses	**92.5**	**111.3**	**86.8**	**97.7**	**$388.3**	**84.6**	**90.3**	**89.7**	**120.0**	**$384.6**
Segment operating income (loss)	**21.9**	**32.6**	**23.3**	**17.6**	**$95.4**	**18.8**	**12.3**	**11.6**	**40.6**	**$83.3**
Add:										
Depreciation and amortization	1.3	2.3	2.2	2.3	8.1	2.0	2.0	1.9	2.6	8.5
Other income (expense)	-	-	(0.1)	-	(0.1)	-	8.2	(0.1)	(0.3)	7.8
Net loss (income) attributable to noncontrolling interest	(0.1)	(0.1)	0.6	-	0.4	0.2	0.2	0.6	(0.3)	0.7
Adjusted EBITDA[(2)]	**23.1**	**34.8**	**26.0**	**19.9**	**$103.8**	**21.0**	**22.7**	**14.0**	**42.6**	**$100.3**
Equity earnings (losses)	(8.8)	(5.1)	(9.1)	(1.7)	$(24.7)	(3.9)	(7.3)	(13.8)	2.4	$(22.6)

(2) Investment Management Adjusted EBITDA excludes Equity earnings (losses)

17 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved.

Software and Technology Solutions – Segment Financials

($M)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024
Software and Technology Solutions										
Revenue	**61.4**	**60.6**	**58.9**	**65.5**	**$246.4**	**53.9**	**56.4**	**56.7**	**59.3**	**$226.3**
Gross contract costs	**3.6**	**4.1**	**3.3**	**3.5**	**$14.5**	**1.2**	**1.4**	**1.4**	**1.5**	**$5.5**
Platform compensation and benefits	61.3	45.3	48.7	45.4	$200.7	47.3	53.5	50.3	45.9	$197.0
Platform operating, administrative and other	14.7	12.5	12.6	10.5	50.3	10.5	12.4	19.1	12.2	54.2
Depreciation and amortization	3.9	4.1	3.9	4.0	15.9	4.5	4.8	4.9	5.2	19.4
Total segment platform operating expenses	**79.9**	**61.9**	**65.2**	**59.9**	**$266.9**	**62.3**	**70.7**	**74.3**	**63.3**	**$270.6**
Total segment operating expenses	**83.5**	**66.0**	**68.5**	**63.4**	**$281.4**	**63.5**	**72.1**	**75.7**	**64.8**	**$276.1**
Segment operating income (loss)	**(22.1)**	**(5.4)**	**(9.6)**	**2.1**	**$(35.0)**	**(9.6)**	**(15.7)**	**(19.0)**	**(5.5)**	**$(49.8)**
Add:										
Depreciation and amortization	3.9	4.1	3.9	4.0	15.9	4.5	4.8	4.9	5.2	19.4
Other income (expense)	-	-	-	-	-	-	-	-	1.7	1.7
Net loss (income) attributable to noncontrolling interest	-	-	-	-	-		-	-	0.1	0.1
Adjustments:										
Credit losses on convertible note investments	-	-	-	-	-	-	-	6.3	-	6.3
Adjusted EBITDA(2)	**(18.2)**	**(1.3)**	**(5.7)**	**6.1**	**$(19.1)**	**(5.1)**	**(10.9)**	**(7.8)**	**1.5**	**$(22.3)**
Equity earnings (losses)	4.9	(103.9)	(3.0)	(75.0)	$(177.0)	(1.0)	(9.0)	11.6	(55.4)	$(53.8)

(2) Software and Technology Solutions Adjusted EBITDA excludes Equity earnings (losses)

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Non-GAAP measures Management uses certain non-GAAP financial measures to develop budgets and forecasts, measure and reward performance against those budgets and forecasts, and enhance comparability to prior periods. These measures are believed to be useful to investors and other external stakeholders as supplemental measures of core operating performance and include Adjusted EBITDA attributable to common shareholders ("Adjusted EBITDA"). However, non-GAAP financial measures should not be considered alternatives to measures determined in accordance with U.S. generally accepted accounting principles (“GAAP”). Any measure that eliminates components of a company’s capital structure, cost of operations or investments, or other results has limitations as a performance measure. In light of these limitations, management also considers GAAP financial measures and does not rely solely on non-GAAP financial measures. Because the company's non-GAAP financial measures are not calculated in accordance with GAAP, they may not be comparable to similarly titled measures used by other companies. Adjustments to GAAP Financial Measures Used to Calculate non-GAAP Financial Measures Net Non-Cash Mortgage Servicing Rights ("MSR") and Mortgage Banking Derivative Activity consists of the balances presented within Revenue composed of (i) derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity and (ii) gains recognized from the retention of MSR upon origination and sale of mortgage loans, offset by (iii) amortization of MSR intangible assets over the period that net servicing income is projected to be received. Non-cash derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity are calculated as the estimated fair value of loan commitments and subsequent changes thereof, primarily represented by the estimated net cash flows associated with future servicing rights. MSR gains and corresponding MSR intangible assets are calculated as the present value of estimated cash flows over the estimated mortgage servicing periods. The above activity is reported entirely within Revenue of the Capital Markets Services segment. Excluding net non-cash MSR and mortgage banking derivative activity reflects how the company manages and evaluates performance because the excluded activity is non-cash in nature. 19 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved.

Non-GAAP measures (cont.) Restructuring and Acquisition Charges primarily consist of: (i) severance and employment-related charges, including those related to external service providers, incurred in conjunction with a structural business shift, which can be represented by a notable change in headcount, change in leadership or transformation of business processes; (ii) acquisition, transaction and integration-related charges, including fair value adjustments, which are generally non-cash in the periods such adjustments are made, to assets and liabilities recorded in purchase accounting such as earn-out liabilities and intangible assets; and (iii) lease exit charges. Such activity is excluded as the amounts are generally either non-cash in nature or the anticipated benefits from the expenditures would not likely be fully realized until future periods. Restructuring and acquisition charges are excluded from segment operating results and therefore are not line items in the segments’ reconciliation to Adjusted EBITDA. Amortization of Acquisition-Related Intangibles is primarily associated with the fair value ascribed at closing of an acquisition to assets such as acquired management contracts, customer backlog and relationships, and trade name. Such activity is excluded as it is non-cash and the change in period-over-period activity is generally the result of longer-term strategic decisions and therefore not necessarily indicative of core operating results. Gain or Loss on Disposition reflects the gain or loss recognized on the sale of businesses. Given the low frequency of business disposals by the company historically, the gain or loss directly associated with such activity is excluded as it is not considered indicative of core operating performance. In 2023, the $0.5 million net loss included $1.8 million of loss related to the disposition of a business in Leasing Advisory, partially offset by a $1.3 million gain related to the disposition of a business in Leasing Advisory and Capital Markets Services. Interest on Employee Loans, Net of Forgiveness reflects interest accrued on employee loans less the amount of accrued interest forgiven. Certain employees (predominantly in our Leasing Advisory and Capital Markets Services businesses) receive cash payments structured as loans, with interest. Employees earn forgiveness of the loan based on performance, generally calculated as a percentage of revenue production. Such forgiven amounts are reflected in Compensation and benefits expense. Given the interest accrued on these employee loans and subsequent forgiveness are non-cash and the amounts perfectly offset over the life of the loan, the activity is not indicative of core operating performance and is excluded from non-GAAP measures. Equity Earnings/Losses (Investment Management and Software and Technology Solutions) primarily reflects valuation changes on investments reported at fair value. Investments reported at fair value are increased or decreased each reporting period by the change in the fair value of the investment. Where the measurement alternative has been elected, our investment is increased or decreased upon observable price changes. Such activity is excluded as the amounts are generally non-cash in nature and not indicative of core operating performance. Note: Equity earnings/losses in the remaining segments represent the results of unconsolidated operating ventures (not investments), and therefore the amounts are included in adjusted profit measures on both a segment and consolidated basis. Credit Losses on Convertible Note Investments reflects credit impairments associated with pre-equity convertible note investments in early-stage proptech enterprises. Such losses are similar to the equity investment-related losses included in equity earnings/losses for Software and Technology Solutions' investments and are therefore consistently excluded from adjusted measures. 20 | © 2025 Jones Lang LaSalle IP, Inc. All rights reserved.